SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     April 26, 2017

                            INTERFACE, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (770) 437-6800

               Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 26, 2017, Interface, Inc. (the “Company”) issued a press release reporting its financial results for the first quarter of 2017 (the “Earnings Release”). A copy of the Earnings Release is included as Exhibit 99.1 hereto and hereby incorporated by reference.  The information set forth in this Item 2.02, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01     REGULATION FD DISCLOSURE.

On April 26, 2017, the Company also announced that its Board of Directors adopted a new share repurchase program in which the Company is authorized to repurchase up to $100 million of its outstanding shares of common stock. This announcement follows the completion in the 2017 first quarter of the Company’s previously announced $50 million share repurchase program adopted in April 2016. The new program is subject to obtaining an amendment of the Company’s syndicated credit facility to permit the repurchase of the fully authorized amount, and the program has no specific expiration date. Purchases made pursuant to the program may be made in either the open market or in privately negotiated transactions from time to time, including pursuant to a 10b5-1 plan, as permitted by federal securities laws and other legal requirements. The timing, manner, price and amount of any repurchases will be determined by the Company in its discretion and will be subject to economic and market conditions, stock price, applicable legal requirements and other factors. The program does not require the Company to repurchase any specific number or amount of shares and may be amended, suspended or discontinued at any time in the Company’s discretion and without notice.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired.

None.

(b)     Pro Forma Financial Information.

None.

(c)     Shell Company Transactions.

None.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated April 26, 2017, reporting its financial results for the first quarter of 2017 (furnished pursuant to Item 2.02 of this Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: April 26, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated April 26, 2017, reporting its financial results for the first quarter of 2017 (furnished pursuant to Item 2.02 of this Report).